For period ending January 31, 2008			Exhibit 77(o)
File number 811-8764

FORM 10f-3FUND:  UBS PACE International Fixed Income Investments
1.	Issuer:  The Progressive Corporation

2.	Date of Purchase:  June 18, 2007

3.      Date offering commenced:  June 18, 2007

4.	Underwriters from whom purchased:   Goldman Sachs

5.	Affiliated Underwriter managing or participating in syndicate:
        Merrill Lynch

6.	Aggregate principal amount or number of shares purchased:  100,000,000

7.	Aggregate principal amount or total number of shares of offering:
        1,000,000,000

8.	Purchase price (net of fees and expenses):  99.7290

9.	Initial public offering price:  99.7290

10.	Commission, spread or profit:  1.000%

11.  Have the following conditions been satisfied?      YES        NO
 a.   The securities are part of an issue registered     X
      under the Securities Act of 1933 that is being
      offered to the public.
 b.   The securities were purchased prior to the end     X
      of the first day on which any sales are made
      (or, if a rights offering, the securities were
      purchased on or before the fourth day preceding
      the day on which the offering terminated).
 c.   The securities were purchased at a price not       X
      more than the price paid by each other purchaser
      in the offering.
 d.   The underwriting was a firm commitment             X
      underwriting.
 e.   The commission, spread or profit was reasonable    X
      and fair in relation to that being received by
      others for underwriting similar securities during
      the same period.
 f.   The issuer of the securities and any predecessor   X
      have been in continuous operations for not less
      than three years.
 g    The amount of such securities purchased by the     X
      Fund and all investment companies advised by Brinson Advisors or the Funds Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
 h. No Affiliated Underwriter was a direct or indirect X participant in or beneficiary of the sales.


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.


Approved:  /s/Runmei Cai			Date:  	July 10, 2007


For period ending January 31, 2008				Exhibit 77(o)
File number 811-8764

FORM 10f-3FUND:  UBS PACE Municipal Fixed Income Investments
Name of Adviser or Sub-Adviser: Standish Mellon Asset Management
1.	Issuer:  Cypress-Fairbanks Independent School District Unlimited
        Tax Schoolhouse and Refunding Bonds (Harris,TX)
2.	Date of Purchase:  June 29, 2007

3.      Date offering commenced:  June 28, 2007

4.	Underwriters from whom purchased:  Morgan Keegan & Co. Inc

5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Securities LLC

6.	Aggregate principal amount or number of shares purchased:  2,500,000.00

7.	Aggregate principal amount or total number of shares of offering:
        268,630,000.00

8.	Purchase price (net of fees and expenses): 105.114

9.	Initial public offering price:  105.114

10.	Commission, spread or profit:  0.5%

11.  Have the following conditions been satisfied?        YES      NO
 a.  The securities are municipal securities as            X
     defined in Section 3(a)(29) of the Securities
     Exchange Act of 1934.
 b.  The securities were purchased prior to the end        X
     of the first day on which any sales are made.
 c.  The securities were purchased at a price not          X
     more than the price paid by each other purchaser
     in the offering.
 d   The underwriting was a firm commitment underwriting.  X

 e.  The commission, spread or profit was reasonable and   X
     fair in relation to that being received by others
     for underwriting similar securities during the same
     period.
 f.  The issuer has received an investment grade rating    X
     from a nationally recognized statistical rating organization or, if the issuer, or entity supplying the revenues from which the issue is to be paid,
     shall have been in continuous operation for less than three years (including any predecessor), the issue has received of the three highest ratings from at least one such rating or organization
 g   The amount of such securities purchased by the Fund   X
     and all investment companies advised by Brinson Advisors or the Funds Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the
     offering sold.
 h.  No purchases were designated as group sales or        X
     otherwise allocated to the account of any Affiliated
     Underwriter.


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/Christine Todd			Date:  	July 16, 2007


For period ending January 31, 2008			 Exhibit 77(o)
File number 811-8764

FORM 10f-3FUND: UBS PACE Intermediate Fixed Income Investments

1.	Issuer:  Royal Bank of Scotland Group PLC

2.	Date of Purchase: September 11, 2007

3.      Date offering commenced: September 11, 2007

4.	Underwriters from whom purchased:  RBS Greenwich Capital

5.	Affiliated Underwriter managing or participating in syndicate:
        Merrill Lynch

6.	Aggregate principal amount or number of shares purchased:
        $41,850,000

7.	Aggregate principal amount or total number of shares of offering:
        $1,600,000,000

8.	Purchase price (net of fees and expenses):  $100.00

9.	Initial public offering price:  $100.00

10.	Commission, spread or profit:  1.000%

11.  Have the following conditions been satisfied?        YES    NO
 a.  The securities are part of an issue registered        X
     under the Securities Act of 1933 that is being
     offered to the public.
 b.  The securities were purchased prior to the end        X
     of the first day on which any sales are made
     (or, if a rights offering, the securities were
     purchased on or before the fourth day preceding
     the day on which the offering terminated).
 c.  The securities were purchased at a price not          X
     more than the price paid by each other purchaser
     in the offering.
 d.  The underwriting was a firm commitment                X
     underwriting.
 e.  The commission, spread or profit was reasonable       X
     and fair in relation to that being received by
     others for underwriting similar securities during
     the same period.
 f.  The issuer of the securities and any predecessor      X
     have been in continuous operations for not less
     than three years.
 g   The amount of such securities purchased by the        X
     Fund and all investment companies advised by
     Brinson Advisors or the Funds Sub-Adviser, if
     applicable, did not exceed 25% of the principal
     amount of the offering sold.
 h.  No Affiliated Underwriter was a direct or             X
     indirect participant in or beneficiary of the sales.


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.


Approved:  /s/Artemis Brannigan		Date:  	November 24, 2007

For period ending January 31, 2008				Exhibit 77(o)
File number 811-8764

FORM 10f-3FUND: UBS PACE Intermediate Fixed Income Investments
1.	Issuer:  International Business Machines Corporation

2.	Date of Purchase:  September 11, 2007

3.      Date offering commenced:  September 17, 2007

4.	Underwriters from whom purchased:   Barclays Capital Inc.

5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Investment Bank

6.	Aggregate principal amount or number of shares purchased:  $1,150,000

7.	Aggregate principal amount or total number of shares of offering:
        $3,000,000,000

8.	Purchase price (net of fees and expenses):  $99.654

9.	Initial public offering price:  $99.654

10.	Commission, spread or profit:  0.400%

11.  Have the following conditions been satisfied?         YES      NO
 a.  The securities are part of an issue registered         X
     under the Securities Act of 1933 that is being
     offered to the public.
 b.  The securities were purchased prior to the end of      X
     the first day on which any sales are made (or, if a
     rights offering, the securities were purchased on or
     before the fourth day preceding the day on which the
     offering terminated).
 c.  The securities were purchased at a price not more      X
     than the price paid by each other purchaser in the
     offering.
 d.  The underwriting was a firm commitment underwriting.   X
 e.  The commission, spread or profit was reasonable and    X
     fair in relation to that being received by others
     for underwriting similar securities during the
     same period.
 f.  The issuer of the securities and any predecessor       X
     have been in continuous operations for not less than
     three years.
 g   The amount of such securities purchased by the Fund    X
     and all investment companies advised by Brinson
     Advisors or the Funds Sub-Adviser, if applicable,
     did not exceed 25% of the principal amount of the
     offering sold.
 h.  No Affiliated Underwriter was a direct or indirect     X
     participant in or beneficiary of the sales.


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Artemis Brannigan		Date:  November 24, 2007


For period ending January 31, 2008					Exhibit 77(o)
File number 811-8764
FORM 10f-3FUND: UBS PACE Intermediate Fixed Income Investments

1.	Issuer:  Barclays Bank PLC

2.	Date of Purchase:  September 20, 2007

3.      Date offering commenced: September 20, 2007

4.	Underwriters from whom purchased:  Barclays Capital

5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Investment Bank

6.	Aggregate principal amount or number of shares purchased:  $850,000

7.	Aggregate principal amount or total number of shares of offering:
        $1,250,000,000

8.	Purchase price (net of fees and expenses):  $100.00

9.	Initial public offering price:  $100.00

10.	Commission, spread or profit:  0.875%

11.  Have the following conditions been satisfied?         YES      NO
 a.  The securities are part of an issue registered under   X
     theSecurities Act of 1933 that is being offered to
     the public.
 b.  The securities were purchased prior to the end of      X
     the first day on which any sales are made (or, if a
     rights offering, the securities were purchased on or
     before the fourth day preceding the day on which the
     offering terminated).
 c.  The securities were purchased at a price not more      X
     than the price paid by each other purchaser in the
     offering.
 d.  The underwriting was a firm commitment underwriting.   X
 e.  The commission, spread or profit was reasonable and    X
     fair in relation to that being received by others
     for underwriting similar securities during the same
     period.
 f.  The issuer of the securities and any predecessor       X
     have been in continuous operations for not less than
     three years.
 g   The amount of such securities purchased by the Fund    X
     and all investment companies advised by Brinson
     Advisors or the Funds Sub-Adviser, if applicable,
     did not exceed 25% of the principal
     amount of the offering sold.
 h.  No Affiliated Underwriter was a direct or indirect     X
     participant in or beneficiary of the sales.


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.


Approved:  /s/Artemis Brannigan		Date:  	October 24, 2007


For period ending January 31, 2008			Exhibit 77(o)
File number 811-8764

FORM 10f-3FUND: UBS PACE Large Company Growth Equity Investments
Name of Adviser or Sub-Adviser: Wellington Management Company, LLP
1.	Issuer:  VM Ware Inc.

2.	Date of Purchase:  August 13, 2007

3.      Date offering commenced:  August 13, 2007

4.	Underwriters from whom purchased:  JP Morgan (Executing Banker)/
        Credit SuisseSecurities
	(Broker of Credit)
5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Securities Inc.

6.	Aggregate principal amount or number of shares purchased:  5,900 shares

7.	Aggregate principal amount or total number of shares of offering:
        37,950,000 shares

8.	Purchase price (net of fees and expenses):  $29.00/share

9.	Initial public offering price: $29.00/share

10.	Commission, spread or profit:  5.5%

11.  Have the following conditions been satisfied?        YES       NO
 a.  The securities are part of an issue registered under  X the Securities Act of 1933 that is being offered to
     the public, or is part of an issue of government
     securities (as defined in section 2(a)(16) of the
     1940 Act).
 b.  The securities were purchased prior to the end of     X
     the first day on which any sales are made (or, if
     a rights offering, the securities were purchased on
     or before the fourth day preceding the day on which
     the offering terminated).
 c.  The securities were purchased at a price not more     X
     than the price paid by each other purchaser in the
     offering.
 d.  The underwriting was a firm commitment underwriting.  X
 e.  The commission, spread or profit was reasonable and   X
     fair in relation to that being received by others
     for underwriting similar securities during the same
     period.
 f.  The issuer of the securities and any predecessor      X
     have been in continuous operations for not less than
     three years.
 g   The amount of such securities purchased by the Fund   X
     and all investment companies advised by Brinson
     Advisors or the Funds Sub-Adviser, if applicable, did
     not exceed 25% of the principal amount of the offering
     sold.
 h.  No Affiliated Underwriter was a direct or indirect    X
     participant in or beneficiary of the sales.


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.


Approved:  /s/Karen J. DeNinno			Date:  	October 25, 2007


For period ending January 31, 2008				Exhibit 77(o)
File number 811-8764

FORM 10f-3FUND: UBS PACE Alternative Strategies Investments
Name of Adviser or Sub-Adviser: Wellington Management Company, LLP
1.	Issuer:  AerCap Holdings NV

2.	Date of Purchase:  July 31, 2007

3.      Date offering commenced:  July 31, 2007

4.	Underwriters from whom purchased: Morgan Stanley & Co.(Executing Banker)/
        JP Morgan Chase(Broker of Credit)

5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Securities Inc.

6.	Aggregate principal amount or number of shares purchased:  2,800 shares

7.	Aggregate principal amount or total number of shares of offering:
        20,000,000 shares

8.	Purchase price (net of fees and expenses):  $25.90/share

9.	Initial public offering price: $25.90/share

10.	Commission, spread or profit:  4.1%

11.  Have the following conditions been satisfied?          YES       NO
 a.  The securities are part of an issue registered under    X
     the Securities Act of 1933 that is being offered to
     the public, or is part of an issue of government
     securities (as defined in section 2(a)(16) of the
     1940 Act).
 b.  The securities were purchased prior to the end of       X
     the first day on which any sales are made (or, if a
     rights offering, the securities were purchased on or
     before the fourth day preceding the day
     on which the offering terminated).
 c   The securities were purchased at a price not more       X
     than the price paid by each other purchaser in the
     offering.
 d.  The underwriting was a firm commitment underwriting.    X
 e.  The commission, spread or profit was reasonable and     X
     fair in relation to that being received by others for
     underwriting similar securities during the same period.
 f.  The issuer of the securities and any predecessor have   X
     been in continuous operations for not less than three
     years.
 g   The amount of such securities purchased by the Fund     X
     and all investment companies advised by Brinson Advisors
     or the Funds Sub-Adviser, if applicable, did not exceed
     25% of the principal amount of the offering sold.
 h.  No Affiliated Underwriter was a direct or indirect      X
     participant in or beneficiary of the sales.

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.


Approved:  /s/Karen J. DeNinno			Date:  	October 25, 2007


For period ending January 31, 2008					Exhibit 77(o)
File number 811-8764
FORM 10f-3FUND: UBS PACE Global Real Estate Securities Investments
Name of Advisor or Sub-Advisor:  Goldman Sachs Asset Management LLP
1.	Issuer:  Vista Land & Lifescapes, Inc.

2.	Date of Purchase:  July 13, 2007

3.      Date offering commenced: July 13, 2007

4.	Underwriters from whom purchased: ABN-Amro Rothschild

5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Investment Bank

6.	Aggregate principal amount or number of shares purchased:  161,000 shares

7.	Aggregate principal amount or total number of shares of offering:
        3,385,000,000 shares

8.	Purchase price (net of fees and expenses):  P6.85

9.	Initial public offering price: P6.85

10.	Commission, spread or profit:  P0.0685

11.  Have the following conditions been satisfied?         YES       NO
 a.  The securities are sold in an offering from            X
     registration under Section 4(2) of the Securities
     Act of 1933, Rule 144A or Regulations D.
 b.  The securities are sold to persons reasonably          X
     believed to be qualified institutional buysers (QIBs).
 c.  The securities are reasonably believed to be           X
     eligible for resale to other QIBs.
 d.  The securities were purchased prior to the end of      X
     the first day on which any sales are made (or, if a
     rights offering, the securities were purchased on or
     before the fourth day preceding the day on which the
     offering terminated).
 e.  The securities were purchased at a price not more      X
     than the price paid by each other purchaser in the
     offering or any concurrent offering.
 f.  The underwriting was firm commitment underwriting.     X
 g   The commission, spread or profit was reasonable and    X
     fair in relation to that being received by others
     for underwriting similar securities during the same
     period.
 h.  The issuer of the securities and any predecessor has   X
     been in continuous operation for not less than three
     years.
 i.  The amount of such securities purchased by the Fund    X
     and all other accounts which the Adviser (or
     Sub-Adviser, if applicable) exercises investment
     discretion did not exceed 25% of the principal amount
     of the offering.
 h.  No Affiliated Underwriter was a direct or indirect     X
     participant in or beneficiary of the sales.


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.


Approved:  /s/Collin Bell			Date:  	October 31, 2007


For period ending January 31, 2008					Exhibit 77(o)
File number 811-8764
FORM 10f-3FUND: UBS PACE Small/Medium Co Growth Equity Investments
Adviser or Sub-Advisor AG Asset Management LLC
1.	Issuer:  Giant Interactive Group Inc.

2.	Date of Purchase:  November 1, 2007

3.      Date offering commenced:  November 1, 2007

4.	Underwriters from whom purchased:  Merrill Lynch

5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Investment Bank

6.	Aggregate principal amount or number of shares purchased:  2,350 shares

7.	Aggregate principal amount or total number of shares of offering:
        57,197,423 shares

8.	Purchase price (net of fees and expenses):  $15.50

9.	Initial public offering price:  $15.50

10.	Commission, spread or profit:  $1,339.50

11.  Have the following conditions been satisfied?         YES        NO
 a.  The securities are part of an issue registered under   X
     the Securities Act of 1933 that is being offered to
     the public.
 b.  The securities were purchased prior to the end of      X
     the first day on which any sales are made (or, if
     a rights offering, the securities were purchased on
     or before the fourth day preceding the day on which
     the offering terminated).
 c.  The securities were purchased at a price not more      X
     than the price paid by each other purchaser in the
     offering.
 d.  The underwriting was a firm commitment underwriting.   X
 e.  The commission, spread or profit was reasonable and    X
     fair in relation to that being received by others for
     underwriting similar securities during the same period.
 f.  The issuer of the securities and any predecessor       X
     has been in continuous operations for not less than
     three years.
 g   The amount of such securities purchased by the Fund    X
     and all investment companies advised by Brinson Advisors
     or the Funds Sub-Adviser, if applicable, did not exceed
     25% of the principal amount of the offering sold.
 h.  No Affiliated Underwriter was a direct or indirect     X
     participant in or beneficiary of the sales.


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.


Approved:  /s/Joseph M Warton	Date:  	November 5, 2007


For period ending January 31, 2008					Exhibit 77(o)
File number 811-8764
FORM 10f-3FUND: UBS PACE Intermediate Fixed Income Investments

1.	Issuer:  Freddie Mac

2.	Date of Purchase: November 29, 2007

3.      Date offering commenced: November 29, 2007

4.	Underwriters from whom purchased:  Lehman Brothers Inc.

5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Investment Bank

6.	Aggregate principal amount or number of shares purchased:  $100,600

7.	Aggregate principal amount or total number of shares of offering:
        $6,000,000,000

8.	Purchase price (net of fees and expenses):  $25.00

9.	Initial public offering price:  $25.00

10.	Commission, spread or profit:  %0.375

11.  Have the following conditions been satisfied?           YES       NO
 a.  The securities are part of an issue registered under     X
     theSecurities Act of 1933 that is being offered to
     the public.
 b.  The securities were purchased prior to the end of the    X
     first day on which any sales are made (or, if a rights
     offering, the securities were purchased on or before the
     fourth day preceding the day on which the offering
     terminated).
 c.  The securities were purchased at a price not more        X
     than the price paid by each other purchaser in the
     offering.
 d.  The underwriting was a firm commitment underwriting.     X
 e.  The commission, spread or profit was reasonable and      X
     fair in relation to that being received by others for
     underwriting similar securities during the same period.
 f.  The issuer of the securities and any predecessor have    X
     been in continuous operations for not less than three
     years.
 g   The amount of such securities purchased by the Fund      X
     and all investment companies advised by Brinson Advisors
     or the Funds Sub-Adviser, if applicable, did not exceed
     25% of the principal amount of the offering sold.
 h.  No Affiliated Underwriter was a direct or indirect       X
     participant in or beneficiary of the sales.


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.


Approved:  /s/Artemis Brannigan 	Date:  	December 7, 2007


For period ending January 31, 2008				Exhibit 77(o)
File number 811-8764
FORM 10f-3FUND:  UBS PACE Municipal Fixed Income Investments
Name of Adviser or Sub-Adviser: Standish Mellon Asset Management
1.	Issuer:  Puerto Roci Puclis Buildings Authority, Guaranteed by
        the Commonwealth of Puerto Rico

2.	Date of Purchase:  December 7, 2007

3.      Date offering commenced:  December 7, 2007

4.	Underwriters from whom purchased:  Lehman Brothers

5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Securities LLC

6.	Aggregate principal amount or number of shares purchased:  2,000,000.00

7.	Aggregate principal amount or total number of shares of offering:
        745,290,000

8.	Purchase price (net of fees and expenses): 110.036

9.	Initial public offering price:  110.036

10.	Commission, spread or profit:  0.5%

11.  Have the following conditions been satisfied?          YES        NO
 a.  The securities are municipal securities as defined      X
     in Section 3(a)(29) of the Securities Exchange Act
     of 1934.
 b.  The securities were purchased prior to the end of       X
     the first day on which any sales are made.
 c.  The securities were purchased at a price not more       X
     than the price paid by each other purchaser in the
     offering.
 d.  The underwriting was a firm commitment underwriting.    X
 e.  The commission, spread or profit was reasonable and     X
     fair in relation to that being received by others for
     underwriting similar securities during the same period.
 f.  The issuer has received an investment grade rating      X
     from a nationally recognized statistical rating
     organization or, if the issuer, or entity supplying
     the revenues from which the issue is to be paid, shall
     have been in continuous operation for less than three
     years (including any predecessor), the issue has received
     of the three highest ratings from at least one such
     rating ororganization
 g   The amount of such securities purchased by the Fund      X
     and all investment companies advised by Brinson Advisors or the Funds Sub-Adviser, if applicable, did not exceed
     25% of the principal amount of the offering sold.
 h. No purchases were designated as group sales or otherwise X allocated to the account of any Affiliated Underwriter.


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.


Approved:  /s/Christine Todd			Date:  	January 4, 2008


For period ending January 31, 2008			Exhibit 77(o)
File number 811-8764
FORM 10f-3FUND: UBS PACE Intermediate Fixed Income Investments

1.	Issuer:  Wachovia Corporation

2.	Date of Purchase: December 18, 2007

3.      Date offering commenced: December 18, 2007

4.	Underwriters from whom purchased:  Wachovia Securities LLC

5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Securities LLC, Merrill Lynch

6.	Aggregate principal amount or number of shares purchased:  $175,000

7.	Aggregate principal amount or total number of shares of offering:
        $80,000,000

8.	Purchase price (net of fees and expenses):  $25.00

9.	Initial public offering price:  $25.00

10.	Commission, spread or profit:  %0.7875

11.  Have the following conditions been satisfied?           YES        NO
 a.  The securities are part of an issue registered under     X
     the Securities Act of 1933 that is being offered to
     the public.
 b.  The securities were purchased prior to the end of the    X
     first day on which any sales are made (or, if a rights
     offering, the securities were purchased on or before the
     fourth day preceding the day on which the offering
     terminated).
 c.  The securities were purchased at a price not more than   X
     the price paid by each other purchaser in the offering.
 d.  The underwriting was a firm commitment underwriting.     X
 e.  The commission, spread or profit was reasonable and      X
     fair in relation to that being received by others for
     underwriting similar securities during the same period.
 f.  The issuer of the securities and any predecessor have    X
     been in continuous operations for not less than three
     years.
 g   The amount of such securities purchased by the Fund      X
     and all investment companies advised by Brinson Advisors
     or the Funds Sub-Adviser, if applicable, did not exceed
     25% of the principal amount of the offering sold.
 h.  No Affiliated Underwriter was a direct or indirect       X
     participant in or beneficiary of the sales.


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/Artemis Brannigan			Date:  	January 7, 2008


For period ending January 31, 2008			Exhibit 77(o)
File number 811-8764

FORM 10f-3FUND: UBS PACE Intermediate Fixed Income Investments

1.	Issuer:  Fannie Mae

2.	Date of Purchase: December 6, 2007

3.      Date offering commenced: December 6, 2007

4.	Underwriters from whom purchased:  Lehman Brothers Inc.

5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Securities LLC, Merrill Lynch
6.	Aggregate principal amount or number of shares purchased:  $141,025

7.	Aggregate principal amount or total number of shares of offering:
        $280,000,000

8.	Purchase price (net of fees and expenses):  $25.00

9.	Initial public offering price:  $25.00

10.	Commission, spread or profit:  $0.25

11.     Have the following conditions been satisfied?           YES     NO
 a.	The securities are part of an issue registered under     X
        theSecurities Act of 1933 that is being offered to
        the public.
 b.     The securities were purchased prior to the end of        X
        the first day on which any sales are made (or, if a
        rights offering, the securities were purchased on or
        before the fourth day preceding the day on which the
        offering terminated).
 c.     The securities were purchased at a price not more        X
        than the price paid by each other purchaser in the
        offering.
 d.     The underwriting was a firm commitment underwriting.     X
 e.     The commission, spread or profit was reasonable and      X
        fair in relation to that being received by others for
        underwriting similar securities during the same period.
 f.     The issuer of the securities and any predecessor have    X
        been in continuous operations for not less than three
        years.
 g      The amount of such securities purchased by the Fund and  X all investment companies advised by Brinson Advisors or
        the Funds Sub-Adviser, if applicable, did not exceed
        25% of the principal amount of the offering sold.
 h.     No Affiliated Underwriter was a direct or indirect       X
        participant in or beneficiary of the sales.


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Artemis Brannigan			Date:  	January 7, 2008